EXHIBIT 10.25

THIRD AMENDMENT TO

CREDIT AGREEMENT

      This Third Amendment to Credit Agreement, dated as of October      , 2004 (the “Amendment”) amends that certain Credit Agreement, dated as of July 2, 2002 (the “Original Credit Agreement”), by and among BOWNE & CO., INC., a Delaware corporation (the “Parent Borrower”), FLEET NATIONAL BANK, A BANK OF AMERICA COMPANY, and the other lending institutions listed on Schedule 1 to the Credit Agreement (each a “Lender”, and collectively, the “Lenders”), FLEET NATIONAL BANK, A BANK OF AMERICA COMPANY, as Agent for the Lenders, JPMORGAN CHASE BANK, as Documentation Agent (the “Documentation Agent”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent (the “Syndication Agent”), as previously amended by the First Amendment to Credit Agreement, dated as of March 28, 2003, and by the Second Amendment to Credit Agreement, dated as of September 18, 2003 (the Original Credit Agreement as amended by such prior amendments is referred to as the “Credit Agreement”).

      WHEREAS, Parent Borrower has requested certain consents and waivers regarding Sections 8.9 and 8.18 of the Credit Agreement in order to permit the Disposition of its business segment, Bowne Business Solutions, described in Exhibit A hereto (such business segment described in Exhibit A being referred to as “Bowne Business Solutions” and such Disposition, which is also described in Exhibit A, being referred to as the “Bowne Business Solutions Disposition”) and the use of up to $60,000,000 of proceeds therefrom for the prepayment of the notes issued pursuant to the Note Purchase Agreement, together with such additional amount of such proceeds as may be needed to pay the requisite “Make-Whole Amount” (as defined in the Note Purchase Agreement) in connection therewith;

      WHEREAS, Parent Borrower has also requested that each Subsidiary Guarantor the capital stock of which is being transferred as part of the Bowne Business Solutions Disposition be released from its Guaranty and that the security interest of the Lenders in the assets being transferred as part of such Disposition be released;

      WHEREAS, Parent Borrower has also requested that: (a) Section 8.8 of the Credit Agreement be amended to increase the amount of consideration that may be paid for an Acquisition of an Operating Entity, that is not contingent on obtaining the consent of the Required Lenders, from $3,000,000 for an Acquisition and $5,000,000 for all such Acquisitions consummated during any calendar year, to $100,000,000, for each such Acquisition with no limitation on the amount of consideration to be paid for all Acquisitions of Operating Entities during any calendar year; and (b) the definition of “Restricted Distribution” be modified to change the amount that may be paid by Parent Borrower for acquisitions of its publicly-traded common stock from $15,000,000 during any fiscal year of Parent Borrower to $50,000,000, in the aggregate, during the Commitment Period; and

      WHEREAS, the Lenders have agreed, subject to the terms and conditions set forth in this Amendment, to (a) approve the requested consents and waivers to Sections 8.9 and 8.18, (b) release each Subsidiary Guarantor the capital stock of which is being transferred as part of the Bowne Business Solutions Disposition from its Guaranty and to release their security interest in the assets being transferred as part of such Disposition, and (c) the requested amendments to Section 8.8 and the definition of “Restricted Distribution” contained in the Credit Agreement;

      NOW, THEREFORE, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment and fully intending to be legally bound hereby, the parties hereby agree as follows:

      1.     Capitalized Terms.

      Terms used in this Amendment which are not defined herein, but which are defined in the Credit Agreement, shall have the same respective meanings herein as therein.

      2.     Amendment to Credit Agreement.

      Subject to this Amendment becoming effective upon the satisfaction of the conditions set forth in Section 6 below, the Credit Agreement is hereby amended as follows:

2.1 Definition of Consolidated. The definition of “Consolidated” is hereby amended and restated in its entirety as follows:

“Consolidated: Parent Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, including, without limitation, giving effect to all Dispositions that have been effectuated.”

2.2 Definition of Restricted Distribution. The definition of “Restricted Distribution” is hereby amended and restated in its entirety as follows:

“Restricted Distribution: (a) any retirement, redemption, purchase, or other acquisition or retirement for value of any Capital Stock (except if effectuated by the issuance of Capital Stock acquired upon the conversion or exercise thereof), (b) the declaration or payment of any dividend or distribution in cash or property on or with respect to any Capital Stock (other than dividends payable solely by the issuance of shares of such issuer’s Capital Stock), excluding, however, (i) any such dividend, distribution, or payment on or with respect to the Voting Stock of a Subsidiary with respect to which Parent Borrower or one or more of its Subsidiaries participates in the same proportion as its ownership percentage of all outstanding Voting Stock of such issuer; (ii) any such dividend, distribution, payment on or with respect to, or an acquisition of the publicly-traded common stock of Parent Borrower, provided the aggregate amount of payments with respect to the acquisition of such common stock pursuant to this clause (ii) shall not exceed $50,000,000, in the aggregate, during the Commitment Period; and (iii) any such dividend, distribution, payment on or with respect to Capital Stock of Parent Borrower which is not publicly traded, provided the aggregate amount of such distributions, dividends and payments pursuant to this item (iii) during any fiscal year of Parent Borrower shall not exceed $10,000,000.”

2.3 Amendment of Section 8.8. Section 8.8 is hereby amended by amending and restating subsection (b) thereof in its entirety as follows:

‘(b) An Acquisition of one or more Operating Entities (including, without limitation, Acquisitions of Capital Stock of an Operating Entity or as a result of a merger or consolidation with an Operating Entity which is not Parent Borrower or a Subsidiary of Parent Borrower), provided that (i) such Operating Entity is in the same line or lines of business as Parent Borrower and its Subsidiaries, (ii) Parent Borrower has provided evidence satisfactory to the Agent that after giving effect to such Acquisition no Default or Event of Default would exist, (iii) such Acquisition does not involve a “hostile” transaction, and (iv) the aggregate consideration paid by Parent Borrower and its Subsidiaries for such Acquisition, including, assumption of Indebtedness and the transfer of Property (other than the Capital Stock of Parent Borrower), does not exceed $100,000,000.”

      3.     Consent and Waiver.

      Subject to this Amendment becoming effective upon the satisfaction of the conditions set forth in Section 6 below, and the limitations set forth below, the Lenders hereby:

(a) waive the provisions of Section 8.9 and otherwise provide their consent to the extent necessary to permit the consummation of the Bowne Business Solutions Disposition;

(b) release each “Bowne Business Solutions Entity” (as such term is defined in Section 5.2 below) that is a Guarantor Subsidiary from its Guaranty;

(c) release Lender’s liens and security interests in any and all assets included within Bowne Business Solutions and being transferred pursuant to the Bowne Business Solutions Disposition;

(d) authorize the Agent, upon the request therefor, and at Parent Borrower’s expense, to deliver releases of all financing statements, notices of assignment and other registrations of security evidencing the termination of the security interests (referred to in Section 3(c)), including, without limitation, UCC termination statements; and

(e) waive the provisions of Section 8.18 (including, without limitation, the provisions contained therein regarding the permanent reduction of the Aggregate Commitment Amount) and otherwise provide their consent with respect to up to $60,000,000 from the proceeds of the Bowne Business Solutions Disposition to be used to prepay the notes issued by Parent Borrower pursuant to the Note Purchase Agreement (collectively, all such notes are referred to as the “Note Purchase Agreement Notes”), together with such additional amount of such proceeds as may be needed to pay the requisite Make-Whole Amount in connection therewith; provided, that this waiver and consent shall only be effective if on the date of such prepayment or payment there is no Aggregate Credit Exposure.

      4.     Reaffirmation of Guaranty.

      Each of the Guarantors hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that neither this Amendment (including, without limitation, the consent and waivers contained herein), the transactions contemplated by this Amendment (including, without limitation, the release of certain Guarantor Subsidiaries and the release of the security interest in certain assets) nor any further agreements or arrangements whatsoever relating to the Credit Agreement shall in any way affect the validity and enforceability of the Guaranty or reduce, impair, or discharge the obligations of any of the Guarantors thereunder.

      5.     Representations, Warranties and Covenants.

      Parent Borrower represents, warrants and agrees that:

5.1 Representations in Credit Agreement. Each of the representations and warranties made by Parent Borrower in the Credit Agreement is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Parent Borrower on the date hereof and in this Amendment (except to the extent such representations and warranties expressly relate to an earlier date). Each of such representations and warranties (except to the extent such representations and warranties expressly relate to an earlier date) together with each of the representations and warranties contained in this Amendment shall be true and correct on and as of the “Amendment Effective Date” (as such term is defined in Section 6 hereof), as if such representations and warranties were made on such date. Without limiting the generality of the foregoing, immediately after the Amendment Effective Date, the representation and warranty contained in Section 4.20 of the Credit Agreement will be true and correct and Parent Borrower shall have fully complied with Section 7.11 of the Credit Agreement.

5.2 Bowne Business Solutions. Exhibit A annexed hereto completely and accurately describes the assets and operations constituting the business segment known as “Bowne Business Solutions” and that are being transferred as part of the Bowne Business Solutions Disposition, which exhibit also completely and accurately sets forth each entity (each such entity, a “Bowne Business Solutions Entity”), the capital stock of which is being transferred as part of the Business Solutions Disposition, and which will no longer be a Subsidiary after the consummation thereof.

5.3 Consideration to be Paid in connection with the Bowne Business Solutions Disposition. Exhibit A contains an accurate and complete description of the Bowne Business Solutions Disposition, including, without limitation, in all material respects, the consideration to be paid to Parent Borrower or its Subsidiaries with respect to the Bowne Business Solutions Disposition, which consideration is at least $150,000,000 to be paid in cash at the closing thereof. Annexed hereto as Exhibit B is a true and complete copy of the purchase agreement pursuant to which the Bowne Business Solutions Disposition is to be effectuated, and such Agreement constitutes the legal, valid and binding obligation of each party thereto enforceable against each party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally.

5.4 No Default or Event of Default. No Default or Event of Default currently exists (or will exist after giving effect to all of the arrangements and transactions contemplated by this Amendment).

5.5 No Material Adverse Effect. Consummation of the Bowne Business Solutions Disposition will not have a Material Adverse Effect.

5.6 Binding Effect of Documents; Amendment as Loan Document. This Amendment and all documents being executed by the Credit Parties in connection herewith have been duly authorized, executed and delivered by each Credit Party and are in full force and effect as of the date hereof and the agreements and obligations of each such Credit Party contained herein and therein constitute the legal, valid, and binding obligations of each Credit Party enforceable against such Credit Party in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally. This Amendment constitutes a Loan Document.

5.7 Compliance Certificate. Annexed hereto as Exhibit C is a Compliance Certificate, dated as of August 13, 2004, setting forth as of, and for the period ended, June 30, 2004, on a pro forma basis, after giving effect to the Bowne Business Solutions Disposition, the calculation of the Leverage Ratio, Senior Leverage Ratio, ratio of Consolidated EBITDAR to Consolidated Fixed Charges, the ratio of Consolidated Indebtedness to Consolidated Total Capitalization and Consolidated Shareholders Equity and pro forma financial statements, as of and for the six month period ended June 30, 2004. The calculations of the ratios and other amounts contained in such Compliance Certificate, have been made with financial information generated in a manner consistent with GAAP and the accounting policies used by the Parent Borrower in the financial statements delivered pursuant to Section 7.1 of the Credit Agreement and are otherwise accurate as of the dates and for the periods set forth, after giving effect to the Bowne Business Solutions Disposition.

      6.     Conditions to Effectiveness.

      This Amendment, including the consents and waivers contained herein, shall become effective on the first date when all of the following conditions are met (the “Amendment Effective Date”):

6.1 Counterparts to Amendment. The Agent shall have received counterparts hereof signed by the Required Lenders and all of the Credit Parties (or, in the case of any Required Lender as to which an executed counterpart shall not have been received, the Agent shall have received in form satisfactory to it a telecopy or other written confirmation from such party of execution of a counterpart hereof by such party);

6.2 Consummation of the Bowne Business Solutions Disposition. The Agent shall have received evidence that the Bowne Business Solutions Disposition has closed and that cash proceeds aggregating at least $150,000,000 have been received by Parent Borrower (or one of its Subsidiaries) therefrom;

6.3 Other Fees and Expenses. The Agent shall have received payment of all other costs, fees and expenses (including, without limitation, reasonable legal fees and expenses for which invoices shall have been submitted to the Parent Borrower) in connection with the Loan Documents;

6.4 Additional Documents. The Agent shall have received all documents it may reasonably request relating to the corporate or other authority for this Amendment and the other documents related thereto, and any other matters relevant hereto, all in form and substance satisfactory to the Agent. Without limiting the generality of the foregoing, such documents shall include: (a) all purchase and sale agreements and other documentation pursuant to which the Bowne Business Solutions Disposition is to be, or is being, effectuated; and (b) such documents as may be requested relating to Parent Borrower’s compliance with Section 7.11 of the Credit Agreement, after giving effect to the Bowne Business Solutions Disposition.

6.5 Intercreditor Agreement. The Agent shall have received, in accordance with the terms of the Intercreditor Agreement, evidence satisfactory to it that the “Required Holders” (as such term is defined in the Note Purchase Agreement) have consented to the release of the security interests and liens in the assets included within the Bowne Business Solutions Disposition with respect to which Agent is acting as “Collateral Agent” (as such term is defined in the Intercreditor Agreement).

provided that this Amendment (and the consents and waivers contained herein) shall not become effective or be binding upon any party hereto unless all of the foregoing conditions are satisfied not later than November 14, 2004. Promptly after the Amendment Effective Date occurs, the Agent shall notify the Parent Borrower and the Lenders thereof, and such notice shall be conclusive and binding on all parties hereto.

      7.     Ratification; Miscellaneous.

      Except as expressly amended, consented to or waived hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references to the Credit Agreement in any Loan Document or related agreement or instrument shall hereafter refer to the Credit Agreement as amended hereby.

      8.     No Implied Waiver.

      Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of any of the Credit Parties or any right of the Agent or any Lender consequent thereon.

      9.     Expenses.

      Regardless of whether the Amendment Effective Date ever occurs, Parent Borrower agrees to pay all reasonable fees and expenses incurred by Agent in connection with the preparation and negotiation of this Amendment, including, without limitation, the reasonable fees and expenses of Agent’s counsel.

      10.     Counterparts.

      This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

      11.     Governing Law.

      THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW).

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BOWNE & CO., INC., Parent Borrower

By:	/s/ C. CODY COLQUITT

Name: C. Cody Colquitt

Title:	Senior Vice President and

Chief Financial Officer

FLEET NATIONAL BANK,
A BANK OF AMERICA, as a Lender and as Agent

By:	/s/ JANA L. BAKER

Name: Jana L. Baker
Title: Vice President

JPMORGAN CHASE BANK,
as a Lender and as Documentation Agent

By:	/s/ PAUL O’NEILL

Name: Paul O’Neill
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ KIRSTEN CARVER

Name: Kirsten Carver
Title: Assistant Vice President

HSBC BANK USA,
as a Lender

By:	/s/ BRUCE WICKS

Name: Bruce Wicks
Title: First Vice President

THE ROYAL BANK OF SCOTLAND, PLC,
as a Lender

By:	/s/ PHILIPPE SANDMEIER

Name: Philippe Sandmeier
Title: Senior Vice President

U.S. BANK N.A.,
as a Lender

By:	/s/ MICHAEL P. DICKMAN

Name: Michael P. Dickman
Title: Assistant Vice President

THE BANK OF NEW YORK,
as a Lender

By:	/s/ KENNETH P. SNEIDER

Name: Kenneth P. Sneider
Title: Vice President

GUARANTORS:

BOWNE BUSINESS COMMUNICATIONS, INC.,
a New York corporation

By:	/s/ SCOTT L. SPITZER

Name: Scott L. Spitzer
Title: Senior Vice President and Corporate Secretary

BOWNE BUSINESS SOLUTIONS, INC.,
a Delaware corporation

By:	/s/ SCOTT L. SPITZER

Name: Scott L. Spitzer
Title: Senior Vice President and Corporate Secretary

BOWNE ENTERPRISE SOLUTIONS, L.L.C.,
a New York limited liability company

By:	/s/ SCOTT L. SPITZER

Name: Scott L. Spitzer
Title: Senior Vice President and Corporate Secretary

BOWNE OF ATLANTA, INC.,
a Georgia corporation

By:	/s/ SCOTT L. SPITZER

Name: Scott L. Spitzer
Title: Senior Vice President and Corporate Secretary

BOWNE OF BOSTON, INC.,
a Massachusetts corporation

By:	/s/ SCOTT L. SPITZER

Name: Scott L. Spitzer
Title: Senior Vice President and Corporate Secretary

BOWNE OF CHICAGO, INC.,
a Delaware corporation

By:	/s/ SCOTT L. SPITZER

Name: Scott L. Spitzer
Title: Senior Vice President and Corporate Secretary

BOWNE OF CLEVELAND, INC.,
a Ohio corporation

By:	/s/ SCOTT L. SPITZER

Name: Scott L. Spitzer
Title: Senior Vice President and Corporate Secretary

BOWNE OF DALLAS LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	BOWNE OF DALLAS, INC.,

a Delaware corporation, as General Partner

By:	/s/ SCOTT L. SPITZER

Name: Scott L. Spitzer
Title: Senior Vice President and Corporate Secretary

BOWNE OF LOS ANGELES, INC.,
a California corporation

By:	/s/ SCOTT L. SPITZER

Name: Scott L. Spitzer
Title: Senior Vice President and Corporate Secretary

BOWNE OF NEW YORK CITY, L.L.C.,
a New York limited liability company

By:	/s/ SCOTT L. SPITZER

Name: Scott L. Spitzer
Title: Senior Vice President and Corporate Secretary

BOWNE OF PHOENIX, INC.,
an Arizona corporation

By:	/s/ SCOTT L. SPITZER

Name: Scott L. Spitzer
Title: Senior Vice President and Corporate Secretary

BOWNE OF SOUTH BEND, INC.,
a Delaware corporation

By:	/s/ SCOTT L. SPITZER

Name: Scott L. Spitzer
Title: Senior Vice President and Corporate Secretary

BGS COMPANIES, INC.,
a Delaware corporation, (also as successor by merger
with Bowne Localization, Inc., a Delaware corporation)

By:	/s/ SCOTT L. SPITZER

Name: Scott L. Spitzer
Title: Senior Vice President and Corporate Secretary

BOWNE TRANSLATION SERVICES, LLC,
a New York limited liability company

By:	/s/ SCOTT L. SPITZER

Name: Scott L. Spitzer
Title: Senior Vice President and Corporate Secretary

EXHIBIT A

      Reference is made to the Purchase and Sale Agreement (including the schedules thereto), dated October 7, 2004, a true and correct copy of which is attached hereto as Exhibit B (the “Purchase Agreement”), among Bowne & Co., Inc., Williams Lea Group Limited and Williams Lea Holdings Inc. Capitalized terms used herein not defined in the Amendment shall have the meanings given to them in the Purchase Agreement.

Summary of Terms

•	Buyer will acquire 100% of the outstanding share capital of Bowne Business Solutions, Inc. (“BBS”) for a purchase price, subject to adjustment, of $169,000,000, and consideration for a non-compete covenant of $11,000,000.

•	Schedule 5.17(a) of the Purchase Agreement, which sets forth a description of the Bowne Business Solutions business for which Parent Borrower and its Subsidiaries are restricted by a non-compete covenant, is incorporated herein by reference. See below for a summary of the disposed assets.

•	Parent Borrower has agreed to customary representations and warranties in Article III.

•	Parent Borrower has agreed to customary covenants in Article V, including but not limited to certain covenants governing transition services and business separation assistance in Sections 5.11 and 5.12.

•	Parent Borrower has agreed to customary indemnification provisions in Article 8.

•	The Bowne Business Solutions Disposition is subject to customary conditions to Closing set forth in Article VI.

Summary of Disposed Assets

•	In addition to the shares of BBS, Schedule 3.5 of the Purchase Agreement, which sets forth a list of Subsidiaries of BBS included in the Bowne Business Solutions Disposition (except to the extent set forth therein), is incorporated herein by reference.

•	Schedule 3.8(a) of the Purchase Agreement, which sets forth the assets used in the Bowne Business Solutions business that will be transferred from Parent Borrower or one of its Subsidiaries not being sold in the Bowne Business Solutions Disposition (a “Retained Subsidiary”) to BBS and/or a BBS Subsidiary (except to the extent set forth therein), is incorporated herein by reference.

•	Schedule 5.11(a) of the Purchase Agreement, which sets forth the assets not used in the Bowne Business Solutions business that will be transferred out of BBS and the BBS Subsidiaries to the Parent Borrower and its Retained Subsidiaries (except to the extent set forth therein), is incorporated herein by reference.

•	Parent Borrower has agreed to retain the “Excluded Liabilities” set forth in Section 2.2(c) and the “Retained Litigation” set forth in Section 8.1(f).

Exhibit B

Note: Exhibit B refers to the Purchase and Sale Agreement dated October 7, 2004, among Bowne & Co., Inc., Williams Lea Group Limited and Williams Lea Holdings Inc. This agreement was previously filed as Exhibit 2.1 to the Form 8-K filed by Bowne & Co., Inc. on October 8, 2004, and therefore is not included herein.